UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2021

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
211 Commerce Street, Suite 300
Nashville, Tennessee 37201
(Address of principal executive offices) (Zip Code)

(615) 564-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

In connection with the filing by FB Financial Corporation (the “Company”) of a Registration Statement on Form S-3 concurrently with this Current Report on Form 8-K, the Company is hereby filing (i) revised items from its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission on March 12, 2021 (the “2020 10-K”), that the Company has recast to reflect a change to its reportable segments, such revised items are attached hereto as Exhibit 99.1 and (ii) an unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2020 to give effect to the Company’s acquisition of Franklin Financial Network, Inc. (“Franklin”) attached hereto as Exhibit 99.2, in each case, in order to incorporate such recast and pro forma financial information into the Registration Statement.

Item 8.01 Other Events.

Recast Segment Information

As disclosed in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, the Company revised its business segments to align all of its mortgage activities within its Mortgage segment. Previously, the Company had attributed retail mortgage activities originating from geographical locations within the footprint of the Company's branches to the Banking segment.

The Company is filing this Current Report on Form 8-K, in part, to recast certain segment information included in the Company’s 2020 10-K, in order to reflect this realignment of its business segments.

The Company has recast the relevant parts of the following portions of the 2020 10-K to reflect this change in its reportable segments:

•Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations
•Item 8: Financial Statements and Supplementary Data

Updated Pro Forma Financial Information

As previously disclosed, on August 15, 2020, the Company completed its acquisition of Franklin. The Company is filing this Form 8-K, in part, to provide updated pro forma financial information for the year ended December 31, 2020 as though the Company’s acquisition of Franklin had been completed on January 1, 2020.

Item 9.01 Financial Statements and Exhibits.

(b)    Pro forma financial information

(i) The unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2020.

(d)     Exhibits

Exhibit Number	Description of Exhibit
23.1	Consent of Crowe LLP
99.1
Items from FB Financial Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, updated to reflect previously disclosed changes to its reportable segments: Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Item 8, Financial Statements and Supplementary Data

99.2	Unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2020
104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

	By:	/s/ Beth W. Sims
Beth W. Sims
General Counsel and Corporate Secretary

Date: June 7, 2021